UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 20, 2023 (January 20, 2023)

Oaktree Specialty Lending Corporation
(Exact name of Registrant as specified in its charter)

Delaware	814-00755	26-1219283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (213)
830-6300
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	OCSL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2 of
this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders.
To the extent required by Item 3.03 of Form
8-K,
the information contained in Item 5.03 of this Current Report on Form
8-K
is incorporated herein by reference.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 20, 2023, Oaktree Specialty Lending Corporation (the “Company”) filed a certificate of amendment to the Company’s restated certificate of incorporation, as amended and corrected, with the Secretary of State of the State of Delaware to effect a
1-for-3
reverse stock split of the shares of the Company’s common stock, par value $0.01 per share, as of 5:00 p.m. (Eastern time) on January 20, 2023 (the “Reverse Stock Split”). The Reverse Stock Split is expected to be effective for purposes of trading on the Nasdaq Global Select Market as of the opening of business on January 23, 2023. As reported below under Item 5.07 of this Current Report, the Company’s stockholders approved the Reverse Stock Split on January 20, 2023.
As a result of the Reverse Stock Split, every three shares of the Company’s issued and outstanding common stock will be automatically combined into one issued and outstanding share of Common Stock, without any change in the par value per share. No fractional shares will be issued as a result of the Reverse Stock Split. In lieu of issuing fractional shares, the Company will directly pay each stockholder who would otherwise have been entitled to a fraction of a share an amount in cash (without interest) equal to the closing sale price of the Company’s common stock, as quoted on the trading day immediately prior to the effective date of the Reverse Stock Split. The Reverse Stock Split will reduce the number of shares of Common Stock outstanding from 183,658,887 shares to approximately 61,219,611 shares. The number of authorized shares of Common Stock under the Certificate of Incorporation will remain unchanged at 250,000,000 shares.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On January 20, 2023, the Company held its 2023 annual meeting of stockholders (the “Annual Meeting”). Set forth below are the four proposals voted upon by the Company’s stockholders at the Annual Meeting, as described in the Company’s proxy statement and prospectus filed with the U.S. Securities and Exchange Commission on November 30, 2022, together with the voting results for each proposal. As of November 28, 2022, the record date for the Annual Meeting, 183,374,250 shares of the Company’s common stock were outstanding and entitled to vote.
Proposal 1.
 The Company’s stockholders elected the following nominees to serve on the Board of Directors of the Company, each of whom will serve until the 2026 annual meeting of stockholders and until his successor is duly elected and qualifies: John B. Frank and Bruce Zimmerman. The tabulation of votes was:

Name	Votes For	Withheld	Broker Non-Votes
John B. Frank	93,716,999	3,475,554	47,557,422
Bruce Zimmerman	93,783,773	3,408,780	47,557,422
Proposal 2.
 The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023, as set forth below.

Votes For	Votes Against	Abstain
142,412,414	1,396,584	940,977

Proposal 3.
 The Company’s stockholders approved the issuance of shares of the Company’s common stock, par value $0.01 per share, pursuant to the Agreement and Plan of Merger, dated as of September 14, 2022, among Oaktree Strategic Income II, Inc., a Delaware corporation (“OSI2”), the Company, Project Superior Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company, and, for the limited purposes set forth therein, Oaktree Fund Advisors, LLC, a Delaware limited liability company and investment adviser to each of the Company and OSI2, as set forth below.

Votes For	Votes Against	Abstain	Broker Non-Votes
93,386,807	2,437,582	1,368,164	47,557,422
Proposal 4.
 The Company’s stockholders approved an amendment to the Company’s restated certificate of incorporation, as amended and corrected, to effect a
1-for-3
reverse stock split of the Company’s common stock, as set forth below.

Votes For	Votes Against	Abstain
134,470,442	7,405,166	2,874,367

Item 8.01.	Other Events.
On January 20, 2023, the Company and OSI2 issued a joint press release announcing the receipt of requisite stockholder approval of the proposals related to the previously announced two-step merger of the two companies at their respective stockholder meetings held on January 20, 2023. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d)
Exhibits

3.1	Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 filed with Registrant’s Form 8-A (File No. 001-33901) filed on January 2, 2008).

3.2
Certificate of Amendment to the Registrant’s Restated Certificate of Incorporation (incorporated by reference to Exhibit (a)(2) filed with Registrant’s Registration Statement on Form N-2 (File No. 333-146743) filed on June 6, 2008).

3.3
Certificate of Correction to the Certificate of Amendment to the Registrant’s Restated Certificate of Incorporation (Incorporated by reference to Exhibit (a)(3) filed with Registrant’s Registration Statement on Form N-2 (File No. 333-146743) filed on June 6, 2008).

3.4
Certificate of Amendment to Registrant’s Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 filed with Registrant’s Quarterly Report on Form 10-Q (File No. 001-33901) filed on May 5, 2010).

3.5
Certificate of Amendment to Registrant’s Certificate of Incorporation (incorporated by reference to Exhibit (a)(5) filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-180267) filed on April 2, 2013).

3.6
Certificate of Amendment to the Restated Certificate of Incorporation of the Registrant, dated as of October 17, 2017 (incorporated by reference to Exhibit 3.1 filed with the Registrant’s Form 8-K (File No. 814-00755) filed on October 17, 2017).

3.7	Certificate of Amendment to the Restated Certificate of Incorporation of the Registrant, dated as of January 20, 2023.

99.1	Joint press release of the Registrant and Oaktree Strategic Income II, Inc., dated as of January 20, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE SPECIALTY LENDING CORPORATION

Date: January 20, 2023	By:	/s/ Christopher McKown
	Name:	Christopher McKown
	Title:	Chief Financial Officer and Treasurer